PACEL CORP.

                              Class "A" Convertible
                                 Preferred Stock

                                    AGREEMENT

    AGREEMENT made this 1st day of September, 1998, between Pacel Corp., a Virginia corporation, hereinafter called the Corporation, and David E. Calkins, an employee of the Corporation hereinafter called the Employee.

    The Corporation desires, by providing the Employee Class "A" Series of Convertible Preferred Stock, with no par value, hereinafter called the stock, as hereinafter provided, as compensation for the 1997 outstanding debt owed by Pacel Corp. to the employee.

    Now, therefore, in consideration of the mutual covenants hereinafter set forth and for other good and valuable consideration, the parties hereto agree as follows:

    1. Grant of stock. The Corporation hereby irrevocably grants to the Employee the right and stock, hereinafter called the stock, an aggregate of 500,000 preferred shares (such number being subject to adjustment as provided in paragraph (3 hereof) of on the terms and conditions herein set forth.

    2.  Conversion.

         (a) Subject to the provisions of sub-paragraph (b) below, the shares of the 1997-CLASS A Series of Convertible Preferred Stock shall, at the option of the respective holders thereof, be convertible into fully paid and nonassessable Common Shares of the Company, at any time and from time to time, except that any of such 1997-CLASS A shares which have been called for redemption shall be convertible up to and including, but not after, the close of business on the tenth (10) day prior to the redemption date.

         (i) In order to exercise the conversation privilege, the holder of any of the shares of the 1997 -CLASS A Series to be converted shall surrender the certificate or certificates therefor to any transfer agent of the Company for such shares, duly endorsed in blank for transfer with the signature Medallion guaranteed, accompanied by written notice of election to convert such shares or a portion thereof executed on the form set forth on such certificates or on such other form as may be provided from time to time by the Company.

         As soon as practicable after the surrender of such certificates as provided above, the Company shall cause to be issued and delivered, at the office of such transfer agent, to or on the order of the holder of the certificates thus surrendered, a certificate or certificates for the number of full shares of Common Stock issuable hereunder upon the conversation of such shares of the 1997-CLASS A Series. Such conversion shall be deemed to have been affected on the date on which the certificates for such shares of the 1997-CLASS A Series have been surrendered as provided above, and the person on whose name any certificate or certificates for Common Stock are issuable upon conversion shall be deemed to have become on such date the holder of record of the shares represented thereby.


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         (ii) The shares of 1997-CLASS A Series of Convertible  Preferred  Stock
         shall be convertible into Common Shares of the Company on a one-for-one basis; i.e., one share of 1997-CLASS A Series shall convert into one share of Common Stock.

         (iii) Earned and declared but unpaid and accrued or accumulated dividends on the 1997-CLASS A Series of Convertible Preferred Stock shall be payable in cash and shall not entitle the holder to any additional shares of Common Stock or any further conversion right with respect to such dividends.

         (iv) In case of the voluntary dissolution, liquidation, or winding up of the Company, all conversion rights of the holders of shares of 1997-CLASS A series of Convertible Preferred Stock shall terminate on a date fixed by the Board of Directors, but not more than thirty (30) days prior to the record date for determining the holders of the Common Shares entitled to receive any distribution upon such dissolution, liquidation or winding up. The Company shall cause notice of the proposed action, and of the date of termination of conversion rights, to be mailed to the holders of record of shares of the 1997-CLASS A Series not later than thirty (30) days prior to the date of such termination, and shall promptly give similar notice to each transfer agent for such Preferred Stock and for the Common Stock.

         (v) No fractional share of Common Stock shall be issued upon conversion of any share of the 1997-CLASS A Series; furthermore, no scrip or cash balance shall be paid.

         (vi) As long as any of the shares of the 1997-CLASS A Series remain outstanding, the Company shall take all steps necessary to reserve and keep available a number of its authorized but unissued shares of Common Stock sufficient for issuance upon conversion of all such outstanding shares of the 1997-CLASS A Series.

         (viii) All certificates for the shares of the 1997-CLASS A Series surrendered for conversion as provided herein shall be cancelled and retired, and no further shares of the 1997-CLASS A Series shall be issued in lieu thereof.

         (ix) The exercise of the conversion privilege shall be subject to such regulations, not inconsistent with the foregoing provisions of this paragraph, as may from time to time be adopted by the Board of Directors of the Company.

         (x) All shares of Common Stock issued upon the conversion of the shares of the 1997-CLASS A Series shall be validly issued and outstanding, and fully paid and nonassessable.

         (b) In the event that prior to the conversion of any outstanding shares of the 1997-CLASS A Series, the COMPANY shall:

         (i) Issue any of its Common Shares as a share dividend or subdivide the number of outstanding Common Shares into a greater number of shares, then, in either of such cases, the conversion price of the Common Shares in effect at the time of such action shall be proportionately reduced and the number of shares at the time purchasable shall be proportionately reduced and the number of shares at the time purchasable shall be proportionately increased; and conversely, in the event the COMPANY shall contract the number of outstanding Common Shares by combining such shares into a smaller number of shares, then, in such case, the conversion price per share of the Common Shares in effect at the time of such action shall be proportionately decreased. If the COMPANY shall, prior to the conversion date declare a dividend payable in cash on its Common Shares and shall at substantially the same time offer to its shareholders a right to purchase new Common Shares from the proceeds of such dividend or for an amount substantially equal to the dividend, all Common Shares so issued shall,

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         for the purposes of this provision,  be deemed to have been issued as a share dividend. Any dividend paid or distributed upon the Common Shares in shares of any other class or securities convertible into Common Shares shall be treated as a dividend paid in Common Shares to the extent that Common Shares are issuable upon the conversion thereof.

Or

         (ii) be recapitalized, or the COMPANY or a SUCCESSOR corporation shall consolidate or merge with or convey all or substantially all of its or of any successor corporation's property and assets to any other corporation, the registered Holders of any of the shares of the 1997-CLASS A Series shall thereafter have the right to convert such shares upon a basis adjusted for such recapitalization or consolidation or merger or conveyance.

Or

         (iii) take a record of the holders of its Common Shares for the purpose of entitling them to receive a dividend payable otherwise than in case, or any other distribution in respect of the Common Shares (including cash), pursuant to, without limitation, any spin-off, split-off, or distribution of the COMPANY'S assets; or for the purpose of entitling them to subscribe for or purchase any shares of any class or to receive any other rights; or of any classification, reclassification, or other reorganization of the shares which the COMPANY is authorized to issue, consolidation or merger of the COMPANY with or into another corporation, or conveyance of all or substantially all of the assets of the COMPANY; then, and in any such case, the COMPANY shall mail to the registered Holders of the outstanding shares of the 1997-CLASS A Series, at least 21 days prior thereto, a notice stating the date or expected date on which a record is to be taken for the purpose of such dividend, distribution, or rights, or the date on which such classification, reclassification, reorganization, consolidation or merger, conveyance, is to take place, as the case may be. Such notice shall also specify the date or expected date, if any is to be fixed, as of which registered holders of Common Shares of record shall be entitled to participate in such dividend, distribution, or rights, or shall be entitled to exchange their Common Shares for securities or other property deliverable upon such classification, reclassification, reorganization, consolidation, merger or conveyance, as the case may be.

3. NO PREEMPTIVE RIGHTS. No holder of any shares of the 1997-CLASS A Series of Convertible Preferred Stock, as such, shall be entitled as a matter of right to subscribe for or purchase any part of any new or additional issue of shares of any class or series, junior or senior thereto, or securities convertible into, exchangeable for, or exercisable for the purchase of, shares of any class or series, junior or senior, whether now or hereafter authorized, and whether issued for cash, property, services, by way of dividends, or otherwise.


IN WITNESS WHEREOF, the Company has caused this Certificate to be duly executed on its behalf by its undersigned President and attested to by its Secretary this 2nd day of September, 1998.


ATTEST:                                     PACEL CORP.

(Corporate Seal)

                                            By:/s/ David E. Calkins
                                               ---------------------------
                                               David E. Calkins, President

/s/ F. Kay Calkins
----------------------------
F. Kay Calkins, Secretary





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